GEORGE HUNTER McMASTER
TOMPKINS & McMASTER, LLP
1530 Richland Street
Columbia, South Carolina, 29201

PURCHASE AGREEMENT

THIS Agreement is made and effective as of the 14th day of January, 2011, by and between Strategies Healthcare, Inc., a South Carolina Corporation ["SHI"], and Lancelot D. Wright and Robert A. Williams, shareholders of SHI [the "Owners"], and MITRX, Corporation, a South Carolina C-Corp [hereinafter "MITRX"].

WHEREAS, SHI holds all ownership rights, of every nature, to the ownership interests in Palmetto Long Term Care Pharmacy, LLC, [hereinafter "PLTC"], and as a result PLTC is at this time a wholly owned subsidiary of SHI, and by this agreement, SHI has agreed to sell all of its right title and interests in the membership interests of PLTC, which shall include all of SHI's equity, capital and profit interests in PLTC, SHI's capital account balances in PLTC and all distribution, liquidation, voting and management rights related to PLTC [hereinafter "Interests"] to MITRX; on such terms as are set out in Exhibit "A" and incorporated by reference.

WHEREAS, the Shareholders and Board of Directors of SHI agree it is in the best interest of SHI and its shareholders to sell PLTC to MITRX;

NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration. the parties hereto agree as follows:

1. **Sale** Subject to the conditions set forth in Exhibit "A" attached hereto, SHI does hereby agree to sell, assign and set over to MITRX and MITRX does hereby agree to purchase all Interests in PLTC, and such sale shall be evidenced by the due execution and transfer of all Interests as members of PLTC and any other attendant rights, including, but not being limited to the assignors distribution and liquidation rights and any other management rights and powers in PLTC.

2. **Conditions Precedent to Sale** The obligation of MITRX to close the purchase of PLTC pursuant to this Agreement is specifically subject to and conditioned upon the following:

(a) Completion of an audit of the books and records of PLTC for the period ending December 31, 2010 by the Certified Public Accountants of MITRX which audit with respect to the consummation of this sale, is acceptable in the exclusive judgment of MITRX;

(b) That the balance sheet and related financial statements of PLTC as reflected on that balance sheet of November 30, 2010 fairly and accurately set forth

the current financial condition of PLTC, and as of the Closing Date there will have been no material adverse changes in the **financial** condition, **results of** operations, properties, business or prospects of PLTC as of that date;

(c) Review of Operating Agreement of PLTC by George Hunter McMaster, Esquire of Tompkins & McMaster, LLP and MITRX and a finding that the terms of the Operating Agreement of the limited liability company are in accord with Section 33-44-101, *et seq*, South Carolina Code of Laws (1976, as amended) as will be reflected in Mr. McMaster's legal opinion to MITRX;

(d) UCC search and lien search in those counties in which PLTC conducts business and such search revealing no liens or security interests, except as noted on the financials referenced in paragraph 2(b) above or as otherwise approved by MITRX, and all licenses required by both State and Federal mandates are current and fully paid;

(e) Execution by all members of the limited liability company of a waiver of all meeting notice requirements, on or before the Closing Date substantially in the form of Exhibit "C" hereto;

(f) Certificates from the members of the limited liability company on or before the Closing Date that the representations and warranties set forth in Paragraph 4 hereof are true and correct as of the Closing Date.

3. **Non-Competition-Non-Circumvention-Confidentiality Agreement** In consideration for the sums paid and debt assumed as set out in this Purchase Agreement, and the attachments hereto, Lancelot D. Wright and Robert A. Williams agree and understand that neither shall for a period of two (2) years commencing on the date of the closing:

(a) Directly or indirectly engage in the long-term care or mail-order pharmacy business in competition with PLTC or in the State of South Carolina;

(b) Directly or indirectly solicit current customers of PLTC to provide such customers with pharmacy fulfillment services;

(c) Directly or indirectly solicit, recruit or cause another person in the employ of PLTC to terminate their employment with PLTC for the purpose

of joining, associating or becoming employed with any business or activity that is in competition with PLTC;

(d) Directly or indirectly use, publish, appropriate or communicate any information that the Owners in any way acquired during or by reason of their employment by or association with PLTC with respect to the conduct of the business of PLTC, including but not limited to, marketing, sales and service information, customer lists or any other information that could potentially give any third party who did not know such information an opportunity to obtain a competitive advantage over PLTC in the business in which PLTC is engaged.

4. **Warranties** As of the date hereof and on the Closing Date, SHI and the Owners warrant and represent as follows:

(a) That PLTC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of South Carolina; and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such

qualification; and has all powers necessary to engage in the business in which it is presently engaged;

(b) SHI has full right, power and legal authority to sell PLTC;

(c) That Lancelot Wright and Robert A. Williams are the sole owners of SHI, and SHI is the sole member of PLTC; that there exists no other members, or any agreements or rights of any kind to limit the right of SHI to transfer the Interests;

(d) That there are no pending or, to the best of the Owners' knowledge, threatened action, claim or proceeding affecting SHI or PLTC before any court, governmental agency or arbitrator which may materially adversely affect the financial condition of SHI or PLTC nor, to the best of the Owners' knowledge, is there any basis for any such actions, claims or proceedings;

(e) That SHI and PLTC are in compliance with all applicable State, federal and local laws, rules, regulations and orders including, but not limited to, the payment of all taxes and assessments of any nature;

(f) That, as set out above but specifically warranted unconditionally, the balance sheets of PLTC for operations through November 30, 2010 [Exhibit "B"] and any related financial statements, copies of which have been furnished to MITRX and which are attached hereto as Exhibit "B", fairly and accurately set forth the financial condition of PLTC as at such date and the results of the operations of PLTC for the period ended on such date, all prepared consistent with PLTC's historical practice, and since November 30, 2010 there has been no material adverse changes in the financial condition, results of operations, properties, business or prospects of PLTC and PLTC certifies and represents that any and all licenses and/or permits are in good standing, without violations.

5. **Miscellaneous Provisions**

(a) The Closing Date shall be the date first set forth above. The parties specifically agree that, if necessary, there may be further accounting adjustments reflected on the financial statements of PLTC as a result of an audit for the period ending December 31, 2010 by the Certified Public Accountants of MITRX

which audit, with respect to the consummation of the Sale is acceptable in the exclusive judgment of MITRX. At the Closing Date, all documents shall be executed and funds delivered to complete the purchase of the PLTC Interests by MITRX.

(b) MITRX represents and warrants that it has dealt with no broker, finder, or similar agent in connection with this transaction, and that no such commission or compensation to a broker, finder, or similar agent shall be made or due by MITRX in connection with this transaction.

(c) The parties shall, contemporaneously herewith or hereafter, execute such additional documents as may be reasonably necessary to evidence or effectuate the terms of this Agreement.

(d) No action or failure to act by parties hereto shall constitute a waiver of any right or duty afforded them hereunder, nor shall any such action or failure to act constitute an approval of or acquiescence in any breach hereunder, except as may be specifically agreed in writing.

(e) This Agreement, and any or its terms, conditions and provisions may be modified, amended,

altered, supplemented, added to, canceled or terminated only by mutual agreement in writing signed by all the parties hereto.

(f) This Agreement constitutes the entire agreement between the parties and supersedes and replaces any and all other negotiations, conversations, understandings and/or agreements, written, oral, implied or otherwise.

(g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all such multiple counterparts shall constitute but a single instrument.

(h) The rights, obligations, guarantees, warranties, representations and agreements set forth in this Agreement shall survive the closing of the sale contemplated by this Agreement for a period of one year after the Closing Date, and shall be binding on and inure to the benefit of the heirs, personal representatives, successors and assigns of all the parties hereto.

(i) This Agreement shall be governed by the laws of the State of South Carolina, notwithstanding the fact that one or more of the parties to this Agreement is now or may hereafter become a resident or citizen of a different state. Further, in the event of a dispute, the jurisdiction and venue for any proceeding is the Court of Common Pleas, Columbia, South Carolina. The parties waive their right to a trial by jury.

(j) The invalidity, illegality, or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if such invalid, illegal, or unenforceable provision had been omitted.

(k) It is recognized that George Hunter McMaster, Esquire has prepared this Agreement on behalf of MITRX. To the extent Mr. McMaster's engagement results or can be construed as a conflict in any disagreement with SHI, such conflict is specifically WAIVED, and Mr. McMaster shall be free, without conflict, to represent MITRX.

(l) All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally (including delivery by courier service), transmitted by telegram or facsimile transmission, or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

As to Lancelot D. Wright:
534 Windward Lane
Columbia, SC 29212

As to Robert A. Williams:
204 Pilgrim Point Road
Lexington, SC 29073

As to MITRX:

Walter H.C. Drakeford
37 West Fairmont Avenue, Suite 202
Savannah, Georgia, 31406

With copy to:

George Hunter McMaster
1530 Richland Street
Columbia, South Carolina, 29202

(m) MITRX acknowledges that it is acquiring PLTC subject to all of disclosed liabilities of PLTC as of the Closing Date. Accordingly, MITRX and PLTC represent and warrant, acknowledge and agree that

after closing PLTC shall be operated in a manner so as to use its good faith best efforts to pay all such liabilities of PLTC in due course.

(n) The parties acknowledge and agree that pursuant to a Stock Purchase Agreement by and between Gibran Ameer ("Ameer"), PLTC and SHI dated December 7, 2010, SHI is indebted to Ameer for an aggregate amount that initially totaled $175,000 (the "Ameer Liability"), of which one-twelfth ($14,583.33) has been paid as of the Closing Date. It is understood and agreed that promptly following the closing the Ameer Liability will be assigned by SHI to PLTC, and that SHI shall obtain the consent of Ameer to such assignment. Upon such assignment, PLTC shall have sole responsibility and liability for the Ameer Liability and SHI shall have no further obligation or liability for the Ameer Liability. In the event Ameer refuses to grant such consent to the assignment, then PLTC or MITRX shall reimburse SHI timely for all future payments made by SHI to Ameer for payments of the Ameer Liability.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement effective as of the date first set forth above.

STRATEGIES HEALTHCARE, INC.

By: ______________________

Title: President

____
Lancelot D. Wright

____
Robert A. Williams

MITRX CORPORATION

By: ______________________ 2/7/11

Title: Co-President Co-Chairman

WHCD

EXHIBIT "A"

Purchase Price. MITRX agrees to pay to SHI the sum of ten ($10.00) dollars for the purchase of all of the Interests in PLTC pursuant to the terms of the Purchase Agreement, and the sum of One Hundred Dollars ($100.00) as consideration for the Non-Competition–Non-Circumvention–Confidentiality Agreement contained in Paragraph 3 of the Purchase Agreement.

The consideration set forth above shall be paid on the Closing Date.

~#4817-1164-8008 v.1~

EXHIBIT “B”

Palmetto Long Term Care Pharmacy, LLC
Profit & Loss
January through November 2019

	Jan - Nov 19
Ordinary Income/Expense	
Income	
4000 - Income/Revenue Accounts	
4010 - Sales (Gross receipts from sales)	15,382,266.82
4000 - Other Income	65,974.00
Total 4000 - Income/Revenue Accounts	15,448,240.82
Total Income	15,448,240.82
Expense	
5000 - Cost of Goods Sold(CoGS)	
5020 - COGS Rxs	13,103,366.92
5030 - COGS Other	526,888.84
5000 - Cost of Goods Sold(CoGS) - Other	1,677.18
Total 5000 - Cost of Goods Sold(CoGS)	13,636,872.94
6100 - Travel & Entertainment	
6110 - Motor Vehicle Gas	22,868.71
6120 - Mileage Re-imbursement	6,012.83
6130 - Motor Vehicle Repairs	4,366.29
6150 - Travel Expense (Business-related travel expenses including air	2,616.14
6160 - Meals and Entertainment (Business meals and entertainment e	16,227.73
6100 - Travel & Entertainment - Other	93,664.76
Total 6100 - Travel & Entertainment	170,682.38
6400 - Professional Expenses	
6410 - Professional Dues	0.00
6400 - Professional Expenses - Other	56,183.02
Total 6400 - Professional Expenses	56,183.02
6700 - Insurance	
6710 - Insurance Pharm Mut (General liability insurance premiums)	34,408.07
6720 - Bldg & Liab Insurance	2,838.99
6730 - Auto Insurance	8,021.00
6735 - Life Ins Shareholdr	4,216.00
6740 - Hlth Ins Employees	16,662.82
6750 - Life Ins Employees	1,293.94
6700 - Insurance - Other	26,033.67
Total 6700 - Insurance	93,747.63
7000 - Payroll Expenses	
7005 - Gross Taxable Wages	1,348,609.32
7010 - Payroll Taxes	344,120.13
7012 - Workers Comp	0.00
7015 - EE Benefits	(3,390.57)
7020 - Payroll Admin Fee	21,138.34
7025 - Other Misc Payroll Charg	60,398.33
7027 - Drug Screen & Background	408.00
7030 - Company paid healthcare	8,113.03
7016 · - Payroll Asset / EE Loan	4,213.32
7000 - Payroll Expenses - Other	427,111.08
Total 7000 - Payroll Expenses	2,318,896.16
7200 - Office & Bldg Expenses	
7210 - Rent Expense (Rent paid for company offices or other structure	135,000.01
7220 - Utilities (Water, electricity, garbage, and other basic utilities expenses)	
Electric & gas	3,316.89
7220 - Utilities (Water, electricity, garbage, and other basic utilitie	39,821.09
Total 7220 - Utilities (Water, electricity, garbage, and other basic utilit	43,138.28
7230 - Telephone Expense (Telephone and long distance charges, fax	130,201.34
7250 - Security Expense	8,316.84
7260 - Answering Service	4,243.39
7270 - Shredding Service	2,663.88
7275 - Medical Waste Pickup	6,728.02
7280 - Repairs and Maintenance (Incidental repairs and maintenance	2,034.88
7285 - Improvements & Upfits	1,508.00
7240 · - Cable TV	798.00
7290 · - Cleaning Services	13,673.38
7200 - Office & Bldg Expenses - Other	8,988.00
Total 7200 - Office & Bldg Expenses	361,237.40
7400 - Office Supplies	
7410 - Office Supplies (Office supplies expense)	4,025.79
7412 - Business Cards	164.60
7414 - Order Forms, Labels	14,678.03

Palmetto Long Term Care Pharmacy, LLC
Profit & Loss
January through November 2019

	Jan - Nov 19
7420 - Shipping Supplies	11,066.01
7460 - Medical Supplies	2,244.07
7480 - Snacks & Drinks	1,273.36
7499 - Office Supplies - Other	5,407.37
Total 7400 - Office Supplies	40,379.63
7600 - Misc Business Expenses	
7610 - Advertising & Promotion (Advertising, marketing, graphic desi	17,727.23
7612 - Marketing Expense	1,428.96
7620 - Charitable Contribution	3,000.00
7640 - Postage & Shipping (Postage, courier, and pickup and delivery	116,794.71
7646 - Taxes & License	12,060.01
7644 - Vehicle Property Taxes (Taxes paid on property owned by the I	2,229.77
7660 - Equipment Rental	117,009.00
7662 - Automobile Expense (Fuel, oil, repairs, and other automobile m	3,673.79
7699 - Misc Business Expenses - Other	594.79
Total 7600 - Misc Business Expenses	278,446.97
7700 - Professional Fees	
7710 - QuickMAR Service	19,318.00
7740 - Computer H/W/Other Maint	89,749.33
7750 - Courier Service	88,344.42
7765 - Inventory Services	500.00
7775 - Outside Services	12,065.75
7790 - Legal Fees	122,896.83
7795 - Accounting Fees	11,029.79
7796 - QS/1 PowerLine Claim Pro	28,327.47
7797 - Claims Processing Fees	327.36
7700 - Professional Fees - Other	110,075.00
Total 7700 - Professional Fees	464,014.30
9000 - Financial Expenses	
9010 - Bank Service Charges (Bank account service fees, bad check c	73.89
9050 - Interest Expense (Interest payments on business loans, credit c	38,290.63
Total 9000 - Financial Expenses	38,364.13
66000 - Payroll Expenses (Payroll expenses)	0.00
69800 - Uncategorized Expenses (Expenses not categorized elsewhere)	3,328.75
Total Expense	17,442,964.62
Net Ordinary Income	(1,993,824.10)
Other Income/Expense	
Other Expense	
9000 - Financial Expenses	
9010 - Bank Service Charges	5,373.07
9015 - Bank Interest Expense	17,214.37
9016 - Bank Int Expns - First Severn	949.91
9040 - Vendor Late Fee	9,771.98
9045 - Vendor Interest Charge	148.40
9050 - Refund to Customer	3,294.47
Total 9000 - Financial Expenses	36,452.98
Total Other Expense	36,452.98
Net Other Income	(36,452.98)
Net Income	(2,030,276.78)

Palmetto Long Term Care Pharmacy, LLC
Balance Sheet
As of November 30, 2010

PROFORMA

	Nov 30, 10
ASSETS	
Current Assets	
Checking/Savings	
1000 - Cash Asset	
1010 - Cash In Bank -Car 1st PC (PLTC Pel	5,188.06
1020 - Cash In Bank - Operating	30,750.41
1030 - Cash In Bank - Payroll	1,499.83
1015 - Petty Cash (Petty Cash Box)	62.84
1050 - Cash In Bank - BB&T	650.58
Total 1000 - Cash Asset	38,149.49
Total Checking/Savings	38,149.49
Accounts Receivable	
11000 - Accounts Receivable (Unpaid or unapp	2,478,494.29
Total Accounts Receivable	2,478,494.29
Other Current Assets	
12100 - Inventory Asset (Costs of inventory pu	220,499.59
Total Other Current Assets	220,499.59
Total Current Assets	2,737,143.87
Other Assets	
1100 - Receivables	
1110 - Accounts Receivable	569.29
Total 1100 - Receivables	569.29
1500 - Fixed Asset	
1510 - Furniture & Fixtures	64,587.54
1515 - Offsite Cabinets & Carts	47,405.96
1530 - Computer Equipment	14,528.89
1540 - Computer Software	1,712.00
1550 - Vehicles	131,033.42
1570 - Liners, Cassettes, Bins	21,769.16
1590 - Accumulated Depreciation	(64,900.31)
Total 1500 - Fixed Asset	216,136.64
1800 - Other Assets	
1805 - Medipharm Business	250,000.00
1810 - Goodwill	334,358.15
1820 - Non-Compete Agreement	10,000.00
1850 - Accumulated Amortization	(48,848.91)
1801 - - Prepaid Expenses	12,300.00
Total 1800 - Other Assets	557,809.24
Total Other Assets	774,516.17
TOTAL ASSETS	3,511,658.84

0.00

Palmetto Long Term Care Pharmacy, LLC
Balance Sheet
As of November 30, 2010

	Nov 30, 10
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
20000 · Accounts Payable (Unpaid or unap	6,672,703.98 ** Smith Drug and Amerisource Bergen Balances
Total Accounts Payable	6,672,703.98
Other Current Liabilities	
2000 - Current Liabilities	
2012 · Smith Drug Co - Short Trm Note	1,188,768.12
Total 2000 - Current Liabilities	1,188,768.12
Total Other Current Liabilities	1,188,768.12
Total Current Liabilities	7,861,472.10
Long Term Liabilities	
2100 Long Term Payables	
2125 - RBC Bank Note - 103	82,975.62
2180 -RBC Bank Note 101	368,036.38
2111 · Nissan Motor Acceptance (2008 Nis	23,873.59
Total 2100 Long Term Payables	475,885.59
Total Long Term Liabilities	475,885.59
Total Liabilities	8,337,357.69
Equity	
3000 - Equity Accounts	
3010 - Opening Balance Equity (Opening balan	(35,280.21)
3040 - Dividend Distribution	(10,549.25)
3098 · Strategies Healthcare	382,096.21
3098 · Gibran Ameer	9,443.02
Total 3000 - Equity Accounts	326,709.77
32000 · Retained Earnings (Undistributed earnings	(3,146,738.26)
Net Income	(2,005,670.36)
Total Equity	(4,825,698.85)
TOTAL LIABILITIES & EQUITY	3,511,658.84





EXHIBIT "C"

CONSENT TO ACTION WITHOUT MEETING OF THE SHAREHOLDERS AND BOARD OF DIRECTORS OF STRATEGIES HEALTHCARE, INC.

The undersigned, being all the Shareholders and members of the Board of Directors of Strategies Healthcare, Inc. [hereinafter "SHI"], do hereby affirm as follows effective as of this 14th day of January, 2011:

1. That a meeting of the Shareholders and Board of Directors by CONSENT AND WITHOUT MEETING was held on December 29, 2010, in the law offices of Tompkins & McMaster, LLP.

2. That a quorum was present.

3. That SHI has concluded that a sale to MITRX Corporation of all interests in Palmetto Long Term Care Pharmacy, LLC has (i) been reviewed by the Shareholders and the Board of Directors of SHI; (ii) is in the best interest of the Stockholders and SHI; (iii) that the terms set forth in the form of proposed Purchase Agreement are fair and reasonable (iv) that the representations and warranties set forth in the form of proposed Purchase Agreement are truthful and (v) did elect officers and further direct that such officers take all steps necessary to consummate the sale to MITRX Corporation.

4. That the officers of SHI have been and hereby are further informed of the vote by the Stockholders and the Board of Directors, both of which were unanimous.

NOW THEREFORE, IT IS RESOLVED that the sale to MITRX Corporation is in the best interests of the Shareholders of SHI and has been unanimously approved by the Board of Directors of SHI; and

IT IS FURTHER RESOLVED, that the following officers, having been duly elected are Lancelot D. Wright, President, and Robert A. Williams, Vice President, to take all actions in accord with the dictates of this resolution.

IT IS FURTHER RESOLVED, that all of the acts of Lancelot D. Wright and Robert A. Williams and of any other person authorized to act by the Board, which acts would have been authorized by the foregoing resolutions except that such acts were taken prior to the adoption of such resolutions are hereby severally ratified, confirmed, approved and adopted as acts of the Board.

IT IS FURTHER RESOLVED, that this Consent to Action without Meeting may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Further, a telefax copy of this Consent to Action shall be deemed, and is, an original.

Lancelot D. Wright

Robert A. Williams

WHCD

~#4841-9434-8296 v.2~

January 14, 2011

To Palmetto Long Term Care Pharmacy, LLC:

This is to advise that the undersigned, Lancelot D. Wright and Robert A. Williams, hereby resign as members and from any positions held pursuant to the Operating Agreement of Palmetto Long Term Care Pharmacy, LLC, effective as of the date set forth above.

Lancelot D. Wright

Robert A. Williams

PALMETTO LONG TERM CARE PHARMACY, LLC

CERTIFICATE

This Certificate is delivered pursuant to Paragraph 2(f) of the Purchase Agreement (as hereinafter defined). The undersigned, as the sole shareholders and members of the Board of Directors of Strategies Healthcare, Inc. ("SHI"), which is the sole member of Palmetto Long Term Care Pharmacy, LLC (the "Company"), hereby certify that:

1. They are familiar with the terms of the Purchase Agreement dated effective as of January 14, 2011, by and among SHI, the undersigned shareholders of SHI, and MITRX Corporation (the "Purchase Agreement").

2. The representations and warranties of SHI and the undersigned set forth in the Purchase Agreement are true and correct as of the Closing Date (as that term is defined in the Purchase Agreement).

IN WITNESS WHEREOF, the undersigned have executed this Certificate effective as of the Closing Date.

STRATEGIES HEALTHCARE, INC.

By: ______________________
Lancelot D. Wright, Director and Shareholder

By: ______________________
Robert A. Williams, Director and Shareholder

NUMBER 001

FORMED UNDER THE LAWS OF

South Carolina

UNITS 750



PALMETTO LONG TERM CARE PHARMACY, LLC

This Certifies that Strategies Healthcare, Inc. *is the owner of* Seven Hundred and Fifty (750) Units *of the above named Limited Liability Company transferable only on the books of the Limited Liability Company by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. The transfer of this Limited Liability Company interest is subject to restrictions set forth in the Limited Liability Company Operating Agreement, and the transfer of the related membership rights may be effected only upon the unanimous consent of members or compliance with any procedure provided in the Operating Agreement.*

In Witness Whereof, *the said Limited Liability Company has caused this Certificate to be executed on its behalf by its duly authorized manager(s), member(s), officer(s), or agent(s)* 2nd *day of* May, 2007

Gibran I. Ameer, Managing Member

IRREVOCABLE UNIT POWER

KNOW ALL MEN BY THESE PRESENTS,

That Strategies Healthcare, Inc., for value received, has granted, bargained, sold, assigned and fully transferred, and does by these presents grant, bargain, sell, assign and fully transfer, for all purposes unto MITRX Corporation, a South Carolina corporation, 750 units of membership interests standing in its name on the books and records of Palmetto Long Term Care Pharmacy, LLC, a South Carolina limited liability company (the "Company"), which units of membership interests are represented by Certificate No. 001.

And the undersigned does hereby (i) irrevocably constitute and appoint the Secretary of the Company to be his true and lawful attorney, with full power of substitution, to transfer such units on the books and records of the Company; and (ii) ratify and confirm any and all acts that said attorney or any substitute or substitutes under this Irrevocable Unit Power shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Irrevocable Unit Power to be effective as of the 1st day of January, 2011.

WITNESS:

[signature]
Name: Daniel J. Fritze

STRATEGIES HEALTHCARE, INC.

By: [signature]
Lancelot Wright, President